Exhibit 10.6

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “First Amendment”) is made and entered into as of September 30th, 1999, effective as of August 1, 1999, by and between AMLI COMMERCIAL PROPERTIES LIMITED PARTNERSHIP, a Dalaware limited partnership (“Landlord”) and OMNICELL TECHNOLOGIES, INC., a California corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Lease dates as of April 28, 1999 (the “Lease”), for certain industrial space in the building commonly known as Amhurst Industrial Center I and located at 3651 Burwood Drive, Waukegan, Illinois; and

WHEREAS, Landlord and Tenant desire to amend the Lease upon the terms and conditions hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease, as follows:

1.             Defined Terms. All capitalized terms used herein and defined in the Lease shall have the same meaning herein as in the Lease unless otherwise defined herein. All references to the terms “Lease”, “the Lease” or “the Lease” provided in the Lease shall refer to the Lease, as amended herein, unless the context dictates otherwise.

2.             Tenant Improvements. The parties hereto agree that the aggregate cost of the Tenant Improvements for the Property is $762,745.00. Pursuant to the terms of Section 27 of the Lease and the Work Letter attached as Exhibit B to the Lease, the Tenant agreed to pay that part of the total cost of the Tenant Improvements that exceed $615,344.00 (the “Total Tenant Improvement Overage”) by either (i) amortizing the Total Tenant Improvement Overage over the Term (excluding the Renewal Term) at the rate of 10.75% per annum, or (ii) pay to Landlord the Total Tenant Improvement Overage within thirty (30) days after receipt of an invoice from Landlord.

Accordingly, notwithstanding anything to the contrary contained is Section 27 of the Lease, Tenant agrees to pay $10,000.00, representing a portion of the Total Tenant Improvement Overage, concurrent with its execution and delivery of this First Amendment. With respect to the balance of the Total Tenant Improvement Overage in the amount of $137,401.00, commencing August 1, 1999, and continuing on the first day of each month thereafter through and including July 1, 2006, Tenant shall pay Landlord, in addition to all other amounts to be paid by Tenant to Landlord under the Lease or the Work Letter, Two Thousand Three Hundred Thirty Four and 62/100 Dollars ($2,334.62) (the “Monthly Tenant Improvement Overage”), all as more fully set forth on Exhibit J attached hereto and made a part hereof. If Tenant falls to pay all or any portion of the Monthly Tenant Improvement Overage, all as more fully set forth on Exhibit J, on the first day of each month of the initial Term, and such failure continues for five (5) days after written notice, Tenant shall be deemed to be in default under the Lease, in which case Landlord shall be entitled to pursue all available rights and remedies thereunder.

3.             Entire Agreement. The entire agreement of the parties concerning the Premises is set forth in the Lease, as amended herein. No prior agreement or understanding with respect to the Lease and this First Amendment shall be valid or of any force and effect.

4.             Lease Amendment.  Except as amended herein, all of the terms, conditions, agreements and provisions set forth in the Lease shall be and they hereby are reaffirmed, ratified, confirmed and approved in their entirety and shall remain in full force and effect.

5.             Conflict.  In the event of any conflict or inconsistency between the terms and conditions of this First Amendment and the terms and conditions of the Lease, the terms and conditions of this First Amendment shall in all instances govern and control.

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the date first above written.

Landlord:

AMLI COMMERCIAL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	AMLI COMMERCIAL PROPERTIES TRUST, a Maryland real estate investment trust, its general partner

	By:	/s/ Michael Murphy

	Its:	Vice President

Tenant:

OMNICELL TECHNOLOGIES, INC., a California corporation

By:	/s/ Earl E. Fry

Its:	VP & CFO

EXHIBIT J

MONTHLY TENANT IMPROVEMENT OVERAGE

OMNICELL TECHNOLOGIES

AMHURST INDUSTRIAL CENTER

Total Tenant Improvement Overage

AMORTIZATION SCHEDULE

TOTAL OVERSTANDARD COST	$147,401.00
TENANT CASH PAYMENT	$(10,000.00)
AMORTIZED AMOUNT	$137,401.00

INTEREST RATE	10.75%
LEASE TERM	84 MONTHS
MONTHLY TENANT IMPROVEMENT OVERAGE	$2,334.62

CALENDAR	LEASE	START OF MONTH		PRINCIPAL	END OF MONTH
MONTH	MONTH	PRINCIPAL BAL	INTEREST	PAYMENTS	PRINCIPAL BAL
August-99	1	$137,401.00	$1,230.88	$1,103.73	$136,297.27
September-99	2	$136,297.27	$1,221.00	$1,113.62	$135,183.64
October-99	3	$135,183.64	$1,211.02	$1,123.60	$134,060.05
November-99	4	$134,060.05	$1,200.95	$1,133.66	$132,926.38
December-99	5	$132,926.38	$1,190.80	$1,143.82	$131,782.57
January-00	6	$131,782.57	$1,180.55	$1,154.07	$130,628.50
February-00	7	$130,628.50	$1,170.21	$1,164.40	$129,464.10
March-00	8	$129,464.10	$1,159.78	$1,174.84	$128,289.26
April-00	9	$128,289.26	$1,149.26	$1,185.36	$127,103.90
May-00	10	$127,103.90	$1,138.64	$1,195.98	$125,907.92
June-00	11	$125,907.92	$1,127.93	$1,206.69	$124,701.23
July-00	12	$124,701.23	$1,117.12	$1,217.50	$123,483.73
August-00	13	$123,483.73	$1,106.21	$1,228.41	$122,255.32
September-00	14	$122,255.32	$1,095.20	$1,239.41	$121,015.90
October-00	15	$121,015.90	$1,084.10	$1,250.52	$119,765.39
November-00	16	$119,765.39	$1,072.90	$1,261.72	$118,503.67
December-00	17	$118,503.67	$1,061.60	$1,273.02	$117,230.65
January-01	18	$117,230.65	$1,050.19	$1,284.43	$115,946.22
February-01	19	$115,946.22	$1,038.68	$1,295.93	$114,650.29
March-01	20	$114,650.29	$1,027.08	$1,307.54	$113,342.74
April-01	21	$113,342.74	$1,015.36	$1,319.26	$112,023.49
May-01	22	$112,023.49	$1,003.54	$1,331.07	$110,692.41
June-01	23	$110,692.41	$991.62	$1,343.00	$109,349.42
July-01	24	$109,349.42	$979.59	$1,355.03	$107,994.39
August-01	25	$107,994.39	$967.45	$1,367.17	$106,627.22
September-01	26	$106,627.22	$955.20	$1,379.42	$105,247.80
October-01	27	$105,247.80	$942.84	$1,391.77	$103,856.03
November-01	28	$103,856.03	$930.38	$1,404.24	$102,451.79
December-01	29	$102,451.79	$917.80	$1,416.82	$101,034.97
January-02	30	$101,034.97	$905.10	$1,429.51	$99,605.46
February-02	31	$99,605.46	$892.30	$1,442.32	$98,163.14
March-02	32	$98,163.14	$879.38	$1,455.24	$96,707.90
April-02	33	$96,707.90	$866.34	$1,468.28	$95,239.62
May-02	34	$95,239.62	$853.19	$1,481.43	$93,758.19
June-02	35	$93,758.19	$839.92	$1,494.70	$92,263.49

July-02	36	$92,263.49	$826.53	$1,508.09	$90,755.40
August-02	37	$90,755.40	$813.02	$1,521.60	$89,233.80
September-02	38	$89,233.80	$799.39	$1,535.23	$87,698.57
October-02	39	$87,698.57	$785.63	$1,548.98	$86,149.59
November-02	40	$86,149.59	$771.76	$1,562.86	$84,586.73
December-02	41	$84,586.73	$757.76	$1,576.86	$83,009.86
January-03	42	$83,009.86	$743.63	$1,590.99	$81,418.88
February-03	43	$81,418.88	$729.38	$1,605.24	$79,813.64
March-03	44	$79,813.64	$715.00	$1,619.62	$78,194.02
April-03	45	$78,194.02	$700.49	$1,634.13	$76,559.89
May-03	46	$76,559.89	$685.85	$1,648.77	$74,911.12
June-03	47	$74,911.12	$671.08	$1,663.54	$73,247.58
July-03	48	$73,247.58	$656.18	$1,678.44	$71,569.14
August-03	49	$71,569.14	$641.14	$1,693.48	$69,875.66
September-03	50	$69,875.66	$625.97	$1,708.65	$68,167.01
October-03	51	$68,167.01	$610.66	$1,723.95	$66,443.06
November-03	52	$66,443.06	$595.22	$1,739.40	$64,703.66
December-03	53	$64,703.66	$579.64	$1,754.98	$62,948.68
January-04	54	$62,948.68	$563.92	$1,770.70	$61,177.97
February-04	55	$61,177.97	$548.05	$1,786.56	$59,391.41
March-04	56	$59,391.41	$532.05	$1,802.57	$57,588.84
April-04	57	$57,588.84	$515.90	$1,818.72	$55,770.12
May-04	58	$55,770.12	$499.61	$1,835.01	$53,935.11
June-04	59	$53,935.11	$483.17	$1,851.45	$52,083.66
July-04	60	$52,083.66	$466.58	$1,868.03	$50,215.63
August-04	61	$50,215.63	$449.85	$1,884.77	$48,330.86
September-04	62	$48,330.86	$432.96	$1,901.65	$46,429.20
October-04	63	$46,429.20	$415.93	$1,918.69	$44,510.52
November-04	64	$44,510.52	$398.74	$1,935.88	$42,574.64
December-04	65	$42,574.64	$381.40	$1,953.22	$40,621.42
January-05	66	$40,621.42	$363.90	$1,970.72	$38,650.70
February-05	67	$38,650.70	$346.25	$1,988.37	$36,662.33
March-05	68	$36,662.33	$328.43	$2,006.18	$34,656.14
April-05	69	$34,656.14	$310.46	$2,024.16	$32,631.99
May-05	70	$32,631.99	$292.33	$2,042.29	$30,589.70
June-05	71	$30,589.70	$274.03	$2,060.58	$28,529.11
July-05	72	$28,529.11	$255.57	$2,079.04	$26,450.07
August-05	73	$26,450.07	$236.95	$2,097.67	$24,352.40
September-05	74	$24,352.40	$218.16	$2,116.46	$22,235.94
October-05	75	$22,235.94	$199.20	$2,135.42	$20,100.52
November-05	76	$20,100.52	$180.07	$2,154.55	$17,945.97
December-05	77	$17,945.97	$160.77	$2,173.85	$15,772.12
January-06	78	$15,772.12	$141.29	$2,193.33	$13,578.79
February-06	79	$13,578.79	$121.64	$2,212.97	$11,365.82
March-06	80	$11,365.82	$101.82	$2,232.80	$9,133.02
April-06	81	$9,133.02	$81.82	$2,252.80	$6,880.22
May-06	82	$6,880.22	$61.64	$2,272.98	$4,607.23
June-06	83	$4,607.23	$41.27	$2,293.34	$2,313.89
July-06	84	$2,313.89	$20.73	$2,313.89	$0.00